Exhibit 10.52
FIRST AMENDMENT TO LOAN AGREEMENT
This First Amendment to Loan Agreement (this “Amendment”), dated as of October 22, 2024, is entered into by and among NEXPOINT DIVERSIFIED REAL ESTATE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“NXDTOP”), NEXPOINT REAL ESTATE CAPITAL, LLC, a Delaware limited liability company (“NREC”), and NEXPOINT REAL ESTATE OPPORTUNITIES, LLC, a Delaware limited liability company (“NREO,” together with NXDTOP and NREC, jointly and severally, the “Borrower”), and NEXBANK, its successors and assigns (“Lender”). The Borrower and Lender are each a “Party” and are, collectively, the “Parties”.
RECITALS
WHEREAS, on May 22, 2023, Borrower and Lender entered into that certain Loan Agreement (the “Original Loan Agreement”), as amended by that certain Omnibus Amendment to Loan Documents dated as of November 17, 2023 (the “Omnibus Amendment,” together with the Original Loan Agreement, the “Loan Agreement”; capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement) whereby Lender agreed to provide a loan to Borrower in the original principal amount of $20,000,000.00 (the “Loan”), as evidenced by that certain Promissory Note made by Borrower to Lender in the amount of the Loan (the “Note”);
WHEREAS, in connection with the Loan and in favor of Lender, NEXPOINT DIVERSIFIED REAL ESTATE TRUST, a Delaware statutory trust (the “Guarantor”) entered into that certain Guaranty Agreement dated May 22, 2023 (the “Guaranty”);
WHEREAS, in consideration of the terms set forth in this Amendment, the Borrower has requested and the Lender has agreed to (i) amend the Borrowing Base calculation, and (ii) amend certain definitions and-certain other terms of the Loan Documents as set forth herein and therein.
NOW, THEREFORE, in consideration of the recitals, payments, releases, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:
AGREEMENTS
1.Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
a.The following definitions in Section 2.1 are hereby deleted in their entirety and replaced with:
Borrowing Base: At any time, an amount equal to the lesser of (i) the Loan Amount or (ii) on any date of determination, the lesser of an amount equal to (x) sixty percent (60%) of the Collateral Value, or (y), if IQHQ becomes traded on a Public Exchange, fifty percent (50%) of the fair market value of the Class A Units in IQHQ granted under the Security Documents, as determined by Lender in its reasonable discretion, plus sixty percent (60%) of the Collateral Value of the real and personal property granted under the Deed of Trust.
Collateral Value: As of any date of determination, (i) with respect to units of IQHQ, the product of (a) the Consolidated Book Value of Class A Units in IQHQ as of the last day of the immediately preceding fiscal quarter, divided by the total number of Class A Units in IQHQ outstanding, and (b) the number of Class A Units in IQHQ pledged by the Borrower pursuant to the Security Documents, and (ii) with respect to the real property and personal property granted under the Deed of Trust, the fair market value of such property as set forth in the appraisal dated October 1, 2024 acceptable to Lender in its sole discretion.
b.Exhibit C is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
2.Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied: (a) the Lender shall have received counterparts of this Amendment duly executed by each party hereto, (b) the representations and warranties contained in Section 7 of this Amendment shall be true and correct, (c) Lender shall have received an appraisal and an environmental site assessment, satisfactory to Lender in its sole discretion, of the real property more particularly described in the Deed of Trust, (d) Lender shall have received a loan policy for title insurance covering the real property more particularly described in the Deed of Trust, and (e) no Default or Event of Default shall have occurred and be continuing on the date first set forth above or immediately after giving effect to this Amendment.
3.Release. In consideration of the agreements of the Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably release, remise and forever discharge the Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment and for or on account of, or in relation to, or in any way in connection with this Amendment, the Loan Agreement, or any of the other Loan Documents or transactions hereunder or thereunder. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

4.Loan Documents. Any and all references in the Loan Documents to the “Loan Documents” shall mean those documents as amended by this Amendment.
5.Applicable: Law, Venue and Jurisdiction. The laws of the State of Texas shall govern this Amendment, its terms and conditions, the interpretation hereof, and the rights and obligations of the Parties hereunder.
6.No Defenses. As of the Effective Date, neither Borrower nor Guarantor have any defenses, offsets, or counterclaims against the Loan Documents or Lender.
7.Representations and Warranties. Borrower and Guarantor hereby confirm that all representations and warranties of Borrower and Guarantor under the Loan Documents are true and correct as of the Effective Date, except for matters which have been disclosed by Borrower or Guarantor and approved by Lender in writing.
8.Errors and Omissions. Occasionally, documents evidencing loans (such as notes) or securing loans or reflecting costs associated with the loans axe either lost or misplaced or inaccurately reflect the true and correct covenants, terms, and conditions of the loan or have certain omissions or mistakes. Regardless of the reason for any loss, misplacement, misstatement, omission or inaccuracy in any document evidencing and/or securing the Loan, the Borrower agrees to execute and/or initial and deliver to Lender any documents Lender, or any party on behalf of Lender, reasonably deems necessary to replace or correct the lost, misplaced, misstated, omitted or inaccurate document(s) or term thereof, provided such document shall not alter the terms and conditions of the transaction as agreed upon by the Parties.
9.Entire Agreement Agreements Remain in Effect. This Amendment and the Loan Documents contain and constitute the entire agreement and understandings of the Parties and supersede as of the Effective Date all prior negotiations, discussions, undertakings or agreements of any sort whatsoever, whether oral or written, or any claims that might have ever been made by one Party against any opposing Party. In the event that there is any conflict between the terms of this Amendment, on the one hand, and any of the Loan Documents, on the other hand, this Amendment shall control.
10.Amendments in Writing. This Amendment may only be amended, modified, waived or extended by a written instrument that has been executed by the Parties and that unequivocally indicates the Parties’ intention to modify this Amendment. No waiver of any breach of this Amendment shall be construed as an implied amendment or agreement to amend or modify any provision of this Amendment.
11.Captions and Headings. The Parties agree that the captions and headings contained in this Amendment are for convenience only and shall not be deemed to constitute a part of this Amendment.
12.Multiple Counterparts. This Amendment may be executed in multiple counterparts, any and all of which may contain the signatures of less than all the Parties and all of which shall be construed together as a single document. Each counterpart shall be fully effective as an original when all of the Parties have executed this Amendment. Such counterparts may also be executed by facsimile signature.
13.No Waiver. The failure by any of the Parties to this Amendment to enforce at any time, or for any period of time, any one or more of the terms or conditions of this Amendment or a course of dealing between the Parties, shall not be a waiver of such terms or conditions or of such Party’s right thereafter to enforce each and every term and condition of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered effective as of the date first set forth above.

BORROWER:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: /s/ Matt McGraner
Name:    Matt McGraner
Title:    Authorized Signatory

NEXPOINT REAL ESTATE CAPITAL, LLC,
a Delaware limited liability company

By: /s/ Matt McGraner
Name:    Matt McGraner
Title:    Authorized Signatory

NEXPOINT REAL ESTATE OPPORTUNITIES, LLC, a Delaware limited liability company

By: /s/ Matt McGraner
Name:    Matt McGraner
Title:    Authorized Signatory

LENDER:
NEXBANK

By: /s/Jeff Kocher
Name:    Jeff Kocher
Title:    Vice President

CONSENT AND REAFFIRMATION OF GUARANTOR
The undersigned (“Guarantor”), for good and valuable consideration, made, executed and delivered to NEXBANK, its successors and assigns (“Lender”), that certain Guaranty Agreement, dated as of May 22, 2023 (as modified, amended, renewed or extended from time to time, the “Guaranty Agreement”), in connection with that certain Loan Agreement, dated as of May 22, 2023, between NEXPOINT DIVERSIFIED REAL ESTATE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“NXDTOP”), NEXPOINT REAL ESTATE CAPITAL, LLC, a Delaware limited liability company (“NREC”), and NEXPOINT REAL ESTATE OPPORTUNITIES, LLC, a Delaware limited liability company (“NREO,” together with NXDTOP and NREC, jointly and severally, the “Borrower”), and Lender (as modified, amended, renewed or extended from time to time, the “Loan Agreement”).
In connection herewith, the Loan Agreement is being amended pursuant to that certain First Amendment to Loan Agreement dated as of even date herewith (the “Agreement”). Guarantor acknowledges receipt of a copy of the Agreement. The undersigned hereby (i) consents to the Agreement and reaffirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (ii) acknowledges that the execution and delivery of the Agreement shall have no effect on the Guarantor’s obligations under the Guaranty Agreement or such other Loan Documents, each of which remains the legal, valid and binding obligation of the Guarantor and are hereby reaffirmed, and (iii) agrees to release Lender and all other Releasees as if Guarantor were “Borrower” under Section 3 of the Agreement. On and after the Effective Date, each reference in the Guaranty Agreement to “the Loan Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by the Agreement and future amendments entered into from time to time. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.
NEXPOINT DIVERSIFIED REAL ESTATE TRUST,
a Delaware limited partnership

By: /s/ Matt McGraner
Name:    Matt McGraner
Title:    Authorized Signatory

EXHBIIT A
Borrowing Base Report
FOR MONTH ENDED:    ____________________________ (the “Subject Month”)
LENDER:    NEXBANK
BORROWER:    NEXPOINT DIVERSIFIED REAL ESTATE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“NXDTOP”), NEXPOINT REAL ESTATE CAPITAL, LLC, a Delaware limited liability company (“NREC”), and NEXPOINT REAL ESTATE OPPORTUNITIES, LLC, a Delaware limited liability company (“NREO,” together with NXDTOP and NREC, jointly and severally, the “Borrower”)
This Borrowing Base Report (this “Certificate”) is delivered under the Loan Agreement (as modified, amended, renewed or extended from time to time, the “Loan Agreement”) dated as of May 22, 2023 between Borrower and Lender. Capitalized terms used in this Certificate shall, unless otherwise indicated, have the meanings set forth in the Loan Agreement. The undersigned hereby certifies to Lender as of the date hereof that (a) he/she is a Responsible Officer of Borrower, and that, as such, he/she is authorized to execute and deliver this Borrowing Base Report to Lender on behalf of Borrower, (b) no Event of Default or potential Default has occurred and is continuing, (c) a review of the activities of Borrower during the Subject Month has been made under the undersigned’s supervision with a view to determining the amount of the current Borrowing Base, (d) the Collateral included in the Borrowing Base below meet all conditions to qualify for inclusion therein as set forth in the Loan Agreement, and all representations and warranties set forth in the Loan Agreement with respect thereto are true and correct in all material respects, and (e) the information set forth below (and attached hereto) is true and correct as of the last day of the Subject Month.
Borrowing Base (See Attached Supporting Documentation)
1.The attached supporting documentation details, for each share of IQHQ, as of the date herein: (a) the number of shares owned; and (b) the current market value of each share. Either (i) sixty percent (60%) of the Collateral Value, or (ii) if IQHQ becomes traded on a Public Exchange, fifty percent (50%) of the Collateral Value, is _______________________________.
2.The appraisal sets forth the market value of the property located at 5916W Loop 289, Lubbock, Texas 79424. Sixty percent (60%) of the Collateral Value is _______________________.
3.The Borrowing Base (Aggregate value of lines 1 and 2)    $________

4.The lesser of the Borrowing Base calculated on line 3 above
or the Loan Amount    $________
5.The outstanding principal balance of the Loan    (-)    $________
6.TOTAL NET BORROWING AVAILABILITY    $________

(Line 4 minus Line 5) (If result is a negative figure, this amount is due immediately as a principal payment.)	(not to exceed the Loan Amount)

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Report as of _______________, ____.
By:
Name:
Title: